Variable Annuity Application

GE Life and Annuity Assurance Company                                Annuity Name: GE Choice Variable Annuity(R)

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1. Owner (Name or name of trust)
------------------------------------------------------------------------------------------------------------------------------------
(Last, First, M.)                                                               Social Security no./TIN         Gender
                                                                                                                [ ] M   [ ] F
------------------------------------------------------------------------------------------------------------------------------------
Address                                                  Trustee Name                      Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
City                                                               State      Zip code     Date of birth (mm-dd-yyyy)

------------------------------------------------------------------------------------------------------------------------------------
Joint Owner: Name (Last, First, M.)                                             Social Security no./TIN         Gender
                                                                                                                [ ] M   [ ] F
------------------------------------------------------------------------------------------------------------------------------------
Address   Same as Owner [ ]                                                                 Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
City                                                               State      Zip code      Date of birth or trust date (mm-dd-yyyy)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2. Annuitant (if other than Owner(s))
------------------------------------------------------------------------------------------------------------------------------------
(Last, First, M.)                                                               Social Security no./TIN         Gender
                                                                                                                [ ] M   [ ] F
------------------------------------------------------------------------------------------------------------------------------------
Address                                                                                     Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
City                                                               State      Zip code     Date of birth (mm-dd-yyyy)

------------------------------------------------------------------------------------------------------------------------------------
Joint/Contingent Annuitant: Name (Last, First, M.)                              Social Security no./TIN         Gender
                                                                                                                [ ] M   [ ] F
------------------------------------------------------------------------------------------------------------------------------------
Address                                                                                     Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
City                                                               State      Zip code      Date of birth (mm-dd-yyyy)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
3. Beneficiary (Name or name of trust)
------------------------------------------------------------------------------------------------------------------------------------
Primary Beneficiary: (Last, First, M.)                                          Trustee Name                    Allocated
                                                                                                                                   %
------------------------------------------------------------------------------------------------------------------------------------
Date of birth or trust date (mm-dd-yyyy)   Relationship to the Owner          Social Security no./TIN (if known)   Gender
                                                                                                                   [ ] M   [ ] F
------------------------------------------------------------------------------------------------------------------------------------
Additional Beneficiary: Name (Last, First, M.)                                              Allocated           [ ] Primary
                                                                                                          %     [ ] Contingent
------------------------------------------------------------------------------------------------------------------------------------
Date of birth or trust date (mm-dd-yyyy)   Relationship to the Owner          Social Security no./TIN (if known)   Gender
                                                                                                                   [ ] M   [ ] F
------------------------------------------------------------------------------------------------------------------------------------
Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle. [ ]
------------------------------------------------------------------------------------------------------------------------------------

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4. Plan Information
------------------------------------------------------------------------------------------------------------------------------------

Purchase Payment: Minimum Purchase Payment: $5,000 ($2,000 for an IRA)
Total Amount Submitted                                Estimated Purchase Payment for  $
with Application:      $                              1035 Exchange(s) or Transfer(s)
                        ---------------------                                          --------------------

Contract Type: Please select one contract type and the appropriate source of purchase payment.
[ ] Non-Qualified
------------------------------------------------------------------------------------------------------------------------------------
[ ] Qualified
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            *    Does not apply to reinvested SEP
                                                                                                 amounts. Your SEP is an IRA.
                                                                                                 Check applicable Transfer, Rollover
                                                                                                 or Conversion circle in the IRA
Contract                           TSA/403(b)                  Profit           Other            Section.
  Types   IRA  SEP IRA*  Roth IRA    Annuity   Pension**  Sharing/401(K)**  Qualified Plan  **   Investment Only
------------------------------------------------------------------------------------------------------------------------------------
Source    [ ]     [ ]      [ ]                                                              New Contribution for Tax Year
of        [ ]              [ ]         [ ]        [ ]            [ ]              [ ]                                     ----------
Purchase  [ ]              [ ]         [ ]        [ ]            [ ]              [ ]       Recharacterization: [ ] Yes [ ] No
Payment:  [ ]                          [ ]        [ ]            [ ]              [ ]       Direct Transfer
(Select   [ ]              [ ]                                                              Customer Rollover
 One)     [ ]              [ ]         [ ]        [ ]            [ ]              [ ]       Direct Rollover From [ ] 401(a)
                                                                                            [ ] Gov't 457 Plan [ ] 401(k)
                                                                                            [ ] TSA/403(b) [ ] Other
                                                                                                                     ---------------
                                                                                            Conversion/Reconversion
                                                                                            Other
                                                                                                  ----------------------------------
------------------------------------------------------------------------------------------------------------------------------------

15351 10/2003                                              Art Edition: 03/02/05
                                          To order use stock no . 35204 04/29/05

                                                                       Options below are available for GE Choice Variable Annuity(R)

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5. Optional Benefits
------------------------------------------------------------------------------------------------------------------------------------

See prospectus for age restrictions. May not be available in all states or markets.

Death Benefits: (Only one may be selected)

.. Annual Step-up   . GE Earnings Protector(R) (EPR)   . EPR + 5% Roll-up
.. 5% Roll-up       . EPR + Annual Step-up             . EPR + Greater of Annual Step-up and 5% Roll-up

------------------------------------------------------------------------------------------------------------------------------------
Living Benefits: (Only one of the three living benefit riders may be selected)

----------------------------------------------   --------------------------------------
.. GE Guaranteed Withdrawal Advantage(SM)         . GE Principal Protection Advantage(SM)
 (Guaranteed Minimum Withdrawal Benefit Rider)     (Payment Protection Rider)
----------------------------------------------   --------------------------------------

  ----------------------------------------------------------------------------------
  Choose Your Investment and Rebalancing Strategy by selecting ONE of the following:
  ----------------------------------------------------------------------------------

     . 100%* invested in Fidelity VIP Asset     . 100%* invested in MFS(R)Total Return    * For allocations less than 100%,
       Manager(SM) Portfolio - Svc Cl 2           Series - Service Class Shares             select Multiple Fund Strategy.

     . 100%* invested in Franklin Income        . 100%* invested in Oppenheimer           . Multiple Fund Strategy
       Securities Fund - Class 2 Shrs             Balanced Fund/VA - Service Shares         (Complete Section 9, Purchase Payment
                                                                                            Allocation, of this application. A
     . 100%* invested in GE Investments         . 100%* invested in Salomon Brothers        worksheet, form #35323, is available
       Funds, Inc. - Total Return Fund            Variable Total Return Fund - Class II     to help you determine the appropriate
                                                                                            percentages.)
     . 100%* invested in Janus Aspen Series -
       Balanced Portfolio - Service Shares

------------------------------------------------------------------------------------------------------------
.. GE Guaranteed Income Advantage(SM)              Confirmation Number (optional)
  (Guaranteed Income Rider)                                                      ---------------------------
------------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------
               Create an income stream ("segment") by selecting ONE of these three options:
               ----------------------------------------------------------------------------

     . Fully Fund Your Guarantee*               . Systematically Fund Your Guarantee      . Combination - Lump Sum and Systematic
       Invest a lump sum of $       in            Transfer $       per month                Transfers*
                             ------                         ------
       the Guaranteed Income Subaccount           (minimum of $100) to the Guaranteed
       to fully fund my systematic                Income Subaccount until income begins     Invest a lump sum of $             in
       transfers of $      (minimum of $100).     in       years (at least 10).                                   ------------
                     -----                           -----                                  the Guaranteed Income Subaccount to
       This may be all or a portion of your                                                 partially fund guarantee.
       purchase payment.                          Income will be received for life with     Once the lump sum is exhausted continue
                                                       period certain (10 year minimum,     to fund my guarantee through systematic
       Begin Income in      Years (at least       ----                                      transfers of $       per month (minimum
                       ----                        5 year increments only; if no option                    ------
       10)                                        chosen, life with 10 year period          of $100) to the Guaranteed Income
                                                  certain)                                  Subaccount until income begins in
       Income will be received for life                                                          years (at least 10).
       with       period certain (10 year                                                   ----
            -----
       minimum, 5 year increments only; if no                                               Income will be received for life with
       option chosen, life with 10 year                                                     period certain (10 year minimum,
       period certain)                                                                                                       -----
                                                                                            5 year increments only; if no option
                                                                                            chosen, life with 10 year period
                                                                                            certain)

      ---------------------------------------------------------------------------------
      *Please Note: The option to fund your guarantee fully or in combination may not be available in all states or markets. Any remaining lump sum amount will be invested in the available investment options per your instructions in Section 9.
      ---------------------------------------------------------------------------------

15351 10/2003                                              Art Edition: 03/02/05
                                          To order use stock no . 35204 04/29/05

                                                                       Options below are available for GE Choice Variable Annuity(R)

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6.   Fraud and Disclosure Statements
------------------------------------------------------------------------------------------------------------------------------------

ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE On written request, the Company will provide to the Contract Owner within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If for any reason the
Contract Owner is not satisfied, the Contract may be returned to the Company or producer within 10 days after delivery (or within 30 days after delivery if the Contract Owner is 65 years of age or older), and the Contract Value will be returned.

ARKANSAS, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, AND PENNSYLVANIA RESIDENTS, PLEASE NOTE: Any
person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In Colorado, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

NEW JERSEY RESIDENTS, PLEASE NOTE: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

ALL OTHER STATES, PLEASE NOTE: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

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7.   Owner Signature(s) PLEASE READ CAREFULLY
------------------------------------------------------------------------------------------------------------------------------------

All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/we agree to all terms and conditions as shown.

1.   Do you have any existing life insurance policy(ies) or annuity contract(s)?                                    [ ] Yes   [ ] No

2.   Will the proposed annuity replace and/or change any existing annuity or insurance contracts?                   [ ] Yes   [ ] No

(If the answer to either of the questions above is yes, replacement forms and/or additional forms may be required. Check for specific state requirements.)

I/we verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE
SUBACCOUNTS, ARE VARIABLE AND NOT GUARANTEED AS TO THE DOLLAR AMOUNT. I/WE HAVE RECEIVED AND UNDERSTAND THE PROSPECTUS FOR THIS
ANNUITY. I/we believe this contract will meet my/our insurance needs and financial objectives. The undersigned has/have read and understand the appropriate fraud and disclosure statement in Section 6 - Fraud and Disclosure Statements.

------------------------------------------------------------------------------------------------------------------------------------
Owner (sign as Trustee if Owner is a Trust)   State in which       Date of signature (mm-dd-yyyy)
                                              application signed
------------------------------------------------------------------------------------------------------------------------------------
Annuitant (required if other than Owner)      State in which       Date of signature (mm-dd-yyyy)
                                              application signed
------------------------------------------------------------------------------------------------------------------------------------
Joint Owner/Annuitant                         State in which       Date of signature (mm-dd-yyyy)
                                              application signed
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
8.   Representative Information and Signature - READ CAREFULLY and COMPLETE ALL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

Does the applicant have any existing life insurance policy(ies) or annuity contract(s)?                               [ ] Yes [ ] No

Do you have reason to believe that the proposed annuity will replace any existing annuity or insurance contract(s)?   [ ] Yes [ ] No

(If the answer to either of the questions above is yes, replacement forms and/or additional forms may be required. Check for specific state requirements.)

------------------------------------------------------------------------------------------------------------------------------------
Representative Name*                                          Social Security No./TIN
                                                              (In FL License ID No. required)
------------------------------------------------------------------------------------------------------------------------------------
Broker/Dealer or Firm Name          Client Account No.             Email Address

------------------------------------------------------------------------------------------------------------------------------------
Address                             City                           State             Zip Code

------------------------------------------------------------------------------------------------------------------------------------
Telephone No.                       Fax No.                        Commission Option:
                                                                   [ ] NT   [ ] T   [ ] L   [ ] O
------------------------------------------------------------------------------------------------------------------------------------
Representative
Signature
------------------------------------------------------------------------------------------------------------------------------------
*    Use a separate sheet for split commissions. Please provide all agent information listed above including commission split percentages.
------------------------------------------------------------------------------------------------------------------------------------

15351 10/2003                                              Art Edition: 03/02/05
                                          To order use stock no . 35204 04/29/05

                                                                       Options below are available for GE Choice Variable Annuity(R)

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9. Purchase Payment Allocation
------------------------------------------------------------------------------------------------------------------------------------

Enter whole percentage of each subaccount and/or Guarantee Account listed below.
Percentages must total 100%. No more than 20 subaccounts in addition to the Guarantee Account may be selected.

AIM Variable Insurance Funds (A I M Advisors, Inc.)

    % AIM V.I. Basic Value Fund - Ser II Shrs
----
    % AIM V.I. Capital Appreciation Fund - Ser I Shrs
----
    % AIM V.I. International Growth Fund - Ser II Shrs
----
    % AIM V.I. Premier Equity Fund - Ser I Shrs
----

AllianceBernstein Variable Products Series Fund, Inc.
(Alliance Capital Management, L.P.)

    % AllianceBernstein Global Technology Portfolio - Class B
----
    % AllianceBernstein Growth and Income Portfolio - Class B
----

    % AllianceBernstein International Value Portfolio - Class B
----
    % AllianceBernstein Large Cap Growth Portfolio - Class B
----

American Century Variable Portfolios II, Inc.
(American Century Investment Management, Inc.)

    % VP Inflation Protection Fund - Cl II
----
Eaton Vance Variable Trust
(Eaton Vance Management)

    % VT Floating-Rate Income Fund
----
(OrbiMed Advisors, LLC)
    % VT Worldwide Health Sciences Fund
----

Evergreen Variable Annuity Trust
(Evergreen Investment Management Company, LLC)
    % Evergreen VA Omega Fund - Cl 2
----
Federated Insurance Series
(Federated Investment Management Co.)
    % Federated High Income Bond Fnd II - Svc Shrs
----
(Federated Equity Management Company of Pennsylvania)
    % Federated Kaufmann Fund II - Svc Shrs
----

Fidelity Variable Insurance Products Fund (VIP)
    (Fidelity Management & Research Company)

    % Fidelity VIP Asset Manager(SM) Portfolio - Svc Cl 2
----
    % Fidelity VIP Contrafund(R) Portfolio - Svc Cl 2
----
    % Fidelity VIP Dynamic Capital Appreciation Portfolio - Svc Cl 2
----
    % Fidelity VIP Equity-Income Portfolio - Svc Cl 2
----
    % Fidelity VIP Growth Portfolio - Svc Cl 2
----
    % Fidelity VIP Growth & Income Portfolio - Svc Cl 2
----
    % Fidelity VIP Mid Cap Portfolio - Svc Cl 2
----
    % Fidelity VIP Value Strategies Portfolio-Svc Cl 2
----

Franklin Templeton Variable Insurance Products Trust
(Franklin Advisers, Inc.)

    % Franklin Income Securities Fund - Cl 2 Shrs
----

GE Investments Funds, Inc.
(GE Asset Management Incorporated)

    % Income Fund
----
    % Mid-Cap Equity Fund
----
    % Money Market Fund
----
    % Premier Growth Equity Fund
----
    % Real Estate Securities Fund
----
    % S&P 500(R) Index Fund*
----
    % Small-Cap Value Equity Fund
----
    % Total Return Fund
----
    % U.S. Equity Fund
----
    % Value Equity Fund
----

Goldman Sachs Variable Insurance Trust
(Goldman Sachs Asset Management, L.P.)

    % Goldman Sachs Mid Cap Value Fund
----

Greenwich Street Series Fund
(Salomon Brothers Asset Management Inc)

    % Salomon Brothers Variable Aggressive Growth Fund - Cl II
----

Janus Aspen Series (Janus Capital Management LLC)

    % Balanced Portfolio - Svc Shrs
----
    % Forty Portfolio - Svc Shrs
----

Merrill Lynch Variable Series Fund, Inc.
(Merrill Lynch Investment Managers, L.P.)

    % Merrill Lynch Basic Value V.I. Fund - Cl III Shrs
----
    % Merrill Lynch Global Allocation V.I. Fund - Cl III Shrs
----
    % Merrill Lynch Large Cap Growth V.I. Fund - Cl III Shrs
----
    % Merrill Lynch Value Opportunities V.I. Fund - Cl III Shrs
----

MFS(R) Variable Insurance Trust
(Massachusetts Financial Services Company (MFS(R)))

    % MFS(R) Investors Growth Stock Series - Svc Cl Shrs
----
    % MFS(R) Investors Trust Series-Svc Cl Shrs
----
    % MFS(R) New Discovery Series-Svc Cl Shrs
----
    % MFS(R) Total Return Series - Svc Cl Shrs
----
    % MFS(R) Utilities Series-Svc Cl Shrs
----

Nations Separate Account Trust
(Banc of America Capital Management, LLC)

    % Nations Marsico Growth Portfolio
----
    % Nations Marsico International Opportunities Portfolio
----

Oppenheimer Variable Account Funds
(OppenheimerFunds, Inc.)

    % Oppenheimer Aggressive Growth Fund/VA - Svc Shrs
----
    % Oppenheimer Balanced Fund/VA - Svc Shrs
----
    % Oppenheimer Capital Appreciation Fund/VA - Svc Shrs
----
    % Oppenheimer Global Securities Fund/VA - Svc Shrs
----
    % Oppenheimer Main Street Fund/VA - Svc Shrs
----
    % Oppenheimer Main Street Small Cap
----
      Fund/VA - Svc Shrs

PIMCO Variable Insurance Trust
(Pacific Investment Management Company LLC)

    % All Asset Portfolio - Adv Cl Shrs
----
    % High Yield Portfolio - Adm Cl Shrs
----
    % Long-Term U.S. Government Portfolio - Adm Cl Shrs
----
    % Low Duration Portfolio - Adm Cl Shrs
----
    % Total Return Portfolio - Adm Cl Shrs
----

The Prudential Series Fund, Inc.
(Prudential Investments LLC)

    % Jennison Portfolio - Cl II
----
    % Jennison 20/20 Focus Portfolio - Cl II
----
    % Natural Resources Portfolio - Cl II
----

Rydex Variable Trust (Rydex Investments)
    % OTC Fund**
----

Salomon Brothers Variable Series Funds Inc
(Salomon Brothers Asset Management Inc)

    % Salomon Brothers Variable All Cap Fund - Cl II
----
    % Salomon Brothers Variable Total Return Fund - Cl II
----

Van Kampen Life Investment Trust
(Van Kampen Asset Management Inc.)

    % Comstock Portfolio - Cl II Shrs
----
    % Emerging Growth Portfolio - Cl II Shrs
----

GE Life & Annuity Guarantee Account
Limited to 25% of contract value.

    % 1 yr guarantee period
----
    % 6 yr guarantee period
----

Enhanced Rate Guarantee Account
DCA instructions are required, please complete form 15351A.

    % 12 Month
----
    % 6 Month
----

Interest Sweep [ ] Yes [ ] No

Will be transferred Quarterly unless another interval is indicated.

[ ] Monthly   [ ] Semi-Annually [ ] Annually

*"S&P 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by GE Asset Management Incorporated. The
S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.

**The NASDAQ 100 index is an unmanaged index that is used as an indicator of the OTC market performance.

------------------------------------------------------------------------------------------------------------------------------------
10. Allocation Transfer Authorization
------------------------------------------------------------------------------------------------------------------------------------
                    I/we authorize GE Life and Annuity Assurance Company to accept requests to make allocations of purchase payments and transfers among investment options from the representative listed on the application. I/we understand that I must specifically authorize my representative to make each transaction, unless I have granted my representative discretionary authority in writing. Transactions are authorized to be made by telephone or any other means permitted by the Company. The Company has no duty to verify whether discretionary authority has been given and
-----------------   will not be liable for losses from unauthorized or fraudulent transactions if it follows reasonable procedures
Owner(s) initials   described in the prospectus.
------------------------------------------------------------------------------------------------------------------------------------


-----------------      -------------------------------      --------------------
Owner's                Owner's name (Last, First, M.)       Social Security no.
Signature

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11. Mailing Instructions
------------------------------------------------------------------------------------------------------------------------------------

Regular Mail - GE Life and Annuity Assurance Company . P.O. Box 281001 . Atlanta, GA 30384

For Inquiries and/or Questions - Internet: www.GEFinancialService.com . Toll free: (800) 352-9910

Overnight Delivery - GE Life and Annuity Assurance Company . Lockbox #281001 . 6000 Feldwood Road . College Park, GA 30349

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

15351 10/2003                                              Art Edition: 03/02/05
                                          To order use stock no . 35204 04/29/05

Variable Annuity Application

GE Life and Annuity Assurance Company                                               Annuity Name: GE Foundation(SM) Variable Annuity

------------------------------------------------------------------------------------------------------------------------------------
1. Owner (Name or name of trust)
------------------------------------------------------------------------------------------------------------------------------------
(Last, First, M.)                                                       Social Security no./TIN                Gender
                                                                                                               [ ] M [ ] F
------------------------------------------------------------------------------------------------------------------------------------
Address                                                  Trustee Name                       Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
City                                                            State   Zip code            Date of birth or trust date (mm-dd-yyyy)

------------------------------------------------------------------------------------------------------------------------------------
Joint Owner: Name (Last, First, M.)                                     Social Security no./TIN                Gender
                                                                                                               [ ] M [ ] F
------------------------------------------------------------------------------------------------------------------------------------
Address   Same as Owner [ ]                                                                 Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
City                                                            State   Zip code            Date of birth (mm-dd-yyyy)

------------------------------------------------------------------------------------------------------------------------------------
2. Annuitant (if other than Owner(s))
------------------------------------------------------------------------------------------------------------------------------------
(Last, First, M.)                                                       Social Security no./TIN                Gender
                                                                                                               [ ] M [ ] F

------------------------------------------------------------------------------------------------------------------------------------
Address                                                                                     Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
City                                                            State   Zip code            Date of birth (mm-dd-yyyy)

------------------------------------------------------------------------------------------------------------------------------------
Joint/Contingent Annuitant: Name (Last, First, M.)                      Social Security no./TIN                Gender
                                                                                                               [ ] M [ ] F
------------------------------------------------------------------------------------------------------------------------------------
Address                                                                                     Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
City                                                            State   Zip code            Date of birth (mm-dd-yyyy)

------------------------------------------------------------------------------------------------------------------------------------
3. Beneficiary (Name or name of trust)
------------------------------------------------------------------------------------------------------------------------------------
Primary Beneficiary: (Last, First, M.)                                  Trustee Name                           Allocated
                                                                                                                          %
------------------------------------------------------------------------------------------------------------------------------------
Date of birth or trust date (mm-dd-yyyy)   Relationship to the Owner    Social Security no./TIN (if known)     Gender
                                                                                                               [ ] M [ ] F
------------------------------------------------------------------------------------------------------------------------------------
Additional Beneficiary: Name (Last, First, M.)                                       Allocated     [ ] Primary
                                                                                               %   [ ] Contigent
------------------------------------------------------------------------------------------------------------------------------------
Date of birth or trust date (mm-dd-yyyy)   Relationship to the Owner    Social Security no./TIN (if known)     Gender
                                                                                                               [ ] M [ ] F
------------------------------------------------------------------------------------------------------------------------------------
Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle. [ ]
------------------------------------------------------------------------------------------------------------------------------------
4. Plan Information
------------------------------------------------------------------------------------------------------------------------------------
Purchase Payment: Minimum Purchase Payment: $5,000 ($2,000 for an IRA)
Total Amount Submitted                                      Estimated Purchase Payment for
with Application:      $                                    1035 Exchange(s) or Transfer(s)    $
                         ---------------------------------                                       -----------------------

Contract Type: Please select one contract type and the appropriate source of purchase payment.
     [ ] Non-Qualified
------------------------------------------------------------------------------------------------------------------------------------
     [ ] Qualified
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             *    Does not apply to reinvested SEP
                                                                                                  amounts. Your SEP is an IRA. Check
                                                                                                  applicable Transfer, Rollover
                                                                                                  or Conversion circle in the IRA
Contract                           TSA/403(b)                  Profit           Other             Section.
  Types   IRA  SEP IRA*  Roth IRA    Annuity   Pension**  Sharing/401(K)**  Qualified Plan   **   Investment Only
------------------------------------------------------------------------------------------------------------------------------------
Source    [ ]     [ ]      [ ]                                                               New Contribution for Tax Year
of        [ ]              [ ]         [ ]        [ ]            [ ]              [ ]                                      ---------
Purchase  [ ]              [ ]         [ ]        [ ]            [ ]              [ ]
Payment:  [ ]                          [ ]        [ ]            [ ]              [ ]        Recharacterization: [ ] Yes [ ] No
 (Select  [ ]              [ ]                                                               Direct Transfer
  One)    [ ]              [ ]         [ ]        [ ]            [ ]              [ ]        Customer Rollover
                                                                                             Direct Rollover
                                                                                             From [ ] 401(a) [ ] Gov't 457 Plan
                                                                                             [ ] 401(k) [ ] TSA/403(b) [ ] Other
                                                                                                                                 ---
                                                                                             Conversion/Reconversion
                                                                                             Other
                                                                                                   ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------

15351 10/2003                           To order use stock no . 35204CB 12/15/04

                                                                  Options below are available for GE Foundation(SM) Variable Annuity

------------------------------------------------------------------------------------------------------------------------------------
5. Optional Benefits
------------------------------------------------------------------------------------------------------------------------------------

See prospectus for age availability. May not be available in all states or markets.
Death Benefits: (Only one may be selected)
     [ ] Annual Step-up     [ ] EPR + Annual Step-up            [ ] 5% Roll-up
     [ ] EPR + 5% Roll-up   [ ] GE Earnings Protector(R)(EPR)   [ ] EPR + Greater of Annual Step-up and 5% Roll-up

------------------------------------------------------------------------------------------------------------------------------------
Living Benefit:

[ ] GE Guaranteed Income Advantage(SM)                    $           per month (minimum of $100 per month) to be transferred to the
    (Guaranteed Income Rider)           Create a Segment    ----------
                                                          Guaranteed Income Subaccount for          Years (minimum 10). As long as
                                                                                           --------
                                                          all Scheduled Transfers are made, Guaranteed Income will be received for
                                                          Life with           Year Period Certain (10 year minimum, 5 year
                                                                    ---------
                                                          increments only; if no option chosen, Segment will be Life with 10 year
                                                          Period Certain).

                                                          Confirmation Number
                                                                              ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
6. Fraud and Disclosure Statements
------------------------------------------------------------------------------------------------------------------------------------
ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE On written request, the Company will provide to the Contract Owner within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If for any reason the
Contract Owner is not satisfied, the Contract may be returned to the Company or producer within 10 days after delivery (or within 30 days after delivery if the Contract Owner is 65 years of age or older), and the Contract Value will be returned.

ARKANSAS, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, AND PENNSYLVANIA RESIDENTS, PLEASE NOTE: Any
person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In Colorado, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

NEW JERSEY RESIDENTS, PLEASE NOTE: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

ALL OTHER STATES, PLEASE NOTE: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.
------------------------------------------------------------------------------------------------------------------------------------

15351 10/2003                           To order use stock no . 35204CB 12/15/04

                                                                  Options below are available for GE Foundation(SM) Variable Annuity

------------------------------------------------------------------------------------------------------------------------------------
7. Owner Signature(s) PLEASE READ CAREFULLY
------------------------------------------------------------------------------------------------------------------------------------

All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/we agree to all terms and conditions as shown.

1. Do you have any existing life insurance policy(ies) or annuity contract(s)?                                       [ ] Yes [ ] No

2. Will the proposed annuity replace and/or change any existing annuity or insurance contracts?                      [ ] Yes [ ] No

(If the answer to either of the questions above is yes, replacement forms and/or additional forms may be required. Check for specific state requirements.)

I/we verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE
SUBACCOUNTS, ARE VARIABLE AND NOT GUARANTEED AS TO THE DOLLAR AMOUNT. I/WE HAVE RECEIVED AND UNDERSTAND THE PROSPECTUS FOR THIS
ANNUITY. I/we believe this contract will meet my/our insurance needs and financial objectives.

The undersigned has/have read and understand the appropriate fraud and disclosure statement in Section 6 - Fraud and Disclosure
Statements.


-------------------------------------------                     ----------------------------          ------------------------------
Owner (sign as Trustee if Owner is a Trust)                     State in which                        Date of signature (mm-dd-yyyy)
                                                                application signed


-------------------------------------------                     ----------------------------          ------------------------------
Annuitant (required if other than Owner)                        State in which                        Date of signature (mm-dd-yyyy)
                                                                application signed


-------------------------------------------                     ----------------------------          ------------------------------
Joint Owner/Annuitant                                           State in which                        Date of signature (mm-dd-yyyy)
                                                                application signed

------------------------------------------------------------------------------------------------------------------------------------
8. Representative Information and Signature - READ CAREFULLY and COMPLETE ALL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

Does the applicant have any existing life insurance policy(ies) or annuity contract(s)?                              [ ] Yes [ ] No

Do you have reason to believe that the proposed annuity will replace any existing annuity or insurance contract(s)?  [ ] Yes [ ] No

(If the answer to either of the questions above is yes, replacement forms and/or additional forms may be required. Check for specific state requirements.)

-------------------------------------------                     --------------------------------------------------------------------
Representative Name*                                            Social Security No./TIN
                                                                (In FL License ID No. required)

-------------------------------------------        ----------------------------          -------------------------------------------
Broker/Dealer or Firm Name                         Client Account No.                    Email Address

-------------------------------------------        ----------------------------          -------------------------------------------
Address                                            City                                  State          Zip Code

-------------------------------------------        ----------------------------          -------------------------------------------
Telephone No.                                      Fax No.                               Commission Option: [ ] NT [ ] T [ ] L [ ] O


--------------------------
Representative Signature

------------------------------------------------------------------------------------------------------------------------------------
* Use a separate sheet for split commissions. Please provide all agent information listed above including commission split percentages.

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                                   Page 3 of 4

                                                                  Options below are available for GE Foundation(SM) Variable Annuity

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9. Purchase Payment Allocation
------------------------------------------------------------------------------------------------------------------------------------
Enter whole percentage of each subaccount and/or Guarantee Account listed below. Percentages must total 100%.
No more than 10 subaccounts in addition to the Guarantee Account may be selected.

A I M Variable Insurance Funds
(AIM Advisors, Inc.)

     % AIM V.I. Aggressive Growth Fund-Series I Shrs
-----
     % AIM V.I. Blue Chip Fund-Series I Shrs
-----

AllianceBernstein Variable Products Series Fund, Inc.
(Alliance Capital Management, L.P.)

     % AllianceBernstein Growth and Income Portfolio-Class B
-----
     % AllianceBernstein Premier Growth Portfolio-Class B
-----

American Century Variable Portfolios, Inc.
(American Century Investment Management, Inc.)

     % VP Income & Growth Fund-Class I
-----
     % VP International Fund-Class I
-----
     % VP Ultra Fund-Class I
-----
     % VP Value Fund-Class I
-----

Dreyfus
(The Dreyfus Corporation)

     % Dreyfus Investment Portfolios MidCap Stock Portfolio-Init Shrs
-----
     % Dreyfus Variable Investment Fund - Money Market Portfolio
-----
     % The Dreyfus Socially Responsible Growth Fund, Inc.-Init Shrs
-----

Eaton Vance Variable Trust
(Eaton Vance Management)

     % VT Floating-Rate Income Fund
-----
(OrbiMed Advisors LLC)

     % VT Worldwide Health Sciences Fund
-----

Fidelity Variable Insurance Products Fund (VIP)
(Fidelity Management & Research Company)

     % VIP Contrafund(R) Portfolio - Svc Cl 2
-----
     % VIP Equity-Income Portfolio - Svc Cl 2
-----
     % VIP Mid Cap Portfolio - Svc Cl 2
-----

Franklin Templeton Variable Insurance Products Trust
(Franklin Advisors, Inc.)

     % Franklin Large Cap Growth Securities Fund-Cl 2 Shrs
-----

(Franklin Mutual Advisors, LLC)

     % Mutual Shares Securities Fund-Cl 2 Shrs
-----

(Templeton Investment Counsel, LLC)

     % Templeton Foreign Securities Fund-Cl 2 Shrs
-----
     % Templeton Global Asset Allocation Fund-Cl 2 Shrs
-----

GE Investments Funds, Inc.
(GE Asset Management Incorporated)

     % Total Return Fund
-----

J.P. Morgan Series Trust II
(J.P. Morgan Investment Management, Inc.)

     % Bond Portfolio
-----
     % International Equity Portfolio
----
     % Mid Cap Value Portfolio
-----
     % Small Company Portfolio
-----
     % U.S. Large Cap Core Equity Portfolio
-----

MFS(R) Variable Insurance Trust
(Massachusetts Financial Services Company (MFS(R)))

     % MFS(R) Investors Growth Stock Series-Svc Cl Shrs
-----
     % MFS(R) Strategic Income Series-Svc Cl Shrs
-----
     % MFS(R) Total Return Series-Svc Cl Shrs
-----

Oppenheimer Variable Account Funds
(OppenheimerFunds, Inc.)

     % Oppenheimer Capital Appreciation Fund/VA-Svc Shrs
-----
     % Oppenheimer Main Street Fund/VA-Svc Shrs
-----
     % Oppenheimer Main Street Small Cap Fund/VA-Svc Shrs
-----

Scudder Variable Series II
(Deutsche Asset Management)

     % Scudder Technology Growth Portfolio-Cl B Shrs
-----
     % SVS Dreman High Return Equity Portfolio-Cl B Shrs
-----
     % SVS Dreman Small Cap Value Portfolio-Cl B Shrs
-----

GE Life and Annuity Assurance Company Guarantee Account
Where available, may be limited to 25% of contract value.

     % 1 yr guarantee period
-----
     % 6 yr guarantee period
-----

Enhanced Rate Guarantee Account
DCA instructions are required, please complete form 15351A.

     % 12 Month
-----
     % 6 Month
-----

Interest Sweep [ ] Yes    [ ] No

Will be transferred Quarterly unless another interval is indicated.

[ ] Monthly   [ ] Semi-Annually   [ ] Annually

------------------------------------------------------------------------------------------------------------------------------------
10. Allocation Transfer Authorization
------------------------------------------------------------------------------------------------------------------------------------

                    I/we authorize GE Life and Annuity Assurance Company to accept requests to make allocations of purchase payments and transfers among investment options from the representative listed on the application. I/we understand that I must specifically authorize my representative to make each transaction, unless I have granted my representative discretionary authority in writing. Transactions are authorized to be made by telephone or any other means permitted by the Company. The Company has no duty to verify whether discretionary authority has been given and
-----------------   will not be liable for losses from unauthorized or fraudulent transactions if it follows reasonable procedures
Owner(s) initials   described in the prospectus.
------------------------------------------------------------------------------------------------------------------------------------
Owner's                                       Owner's name (Last, First, M.)                 Social Security no.
Signature
------------------------------------------------------------------------------------------------------------------------------------
11. Mailing Instructions
------------------------------------------------------------------------------------------------------------------------------------
Regular Mail - GE Life and Annuity Assurance Company . P.O. Box 281001 . Atlanta, GA 30384

For Inquiries and/or Questions - Internet: www.GEFinancialService.com . Toll free: (800) 352-9910

Overnight Delivery - GE Life and Annuity Assurance Company . Lockbox #281001 . 6000 Feldwood Road . College Park, GA 30349
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

15351 10/2003                           To order use stock no . 35204CB 12/15/04

                                   Page 4 of 4